UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East 54th Street North
Sioux Falls, South Dakota		57104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 679-6980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 18, 2023, SAB Biotherapeutics, Inc. (the “Company”) engaged EisnerAmper LLP (“EisnerAmper”) as the Company's independent public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2023 and to review the Company's quarterly consolidated financial statements beginning with the third quarter of the 2023 fiscal year. The engagement of EisnerAmper was unanimously approved by each of the Board of Directors (the “Board”) and the Audit Committee of the Board (the “Audit Committee”).

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf consulted with EisnerAmper regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 31, 2023, on July 25, 2023, Mayer Hoffman McCann P.C. (“MHM”) informed the Company and the Audit Committee that MHM would not stand for re-election as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. MHM ceased to serve as the Company’s independent registered public accounting firm on August 21, 2023, the date the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 was filed with the Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	August 21, 2023	By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan Chief Executive Officer